SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)    February 18,1997
                                                 -------------------------------


                                 Virogroup, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                    0-19350                  59-1671036
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File           (IRS Employer
 or incorporation)                  Number)              Identification No.)


               428 Pine Island Road, SW Cape Coral, Florida 33991
            --------------------------------------------------------
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code       (941) 574-1919
                                                   -----------------------------

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

ITEM 5.  OTHER EVENTS

The registrant on February 18, 1997 issued the press release attached as an Exhibit hereto and which is incorporated by reference.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     VIROGROUP, INC.
                                     ---------------




Date:  February 18, 1997              By:  /s/ Charles Higgins
                                        ----------------------------------------
                                          Charles Higgins
                                          Chief Executive Officer